UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 3, 2002

Cytomedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware

0-28443

23-3011702

(State of Incorporation)      (Commission File Number)   (IRS Employer Identification Number)

1523 S. Bowman Road, Suite A, Little Rock, Arkansas 72211

(Address of principal executive offices)

Registrant’s telephone number, including area code 1-888-312-2947

Eden Tower Plaza, 790 Frontage Road, Northfield, Illinois 60093

(Former name or former address, if changed since last report)

Item 5.  Other Events

As reported in form 8-K filed on August 8, 2001, Cytomedix, Inc. (the  "Company"), filed a voluntary petition for bankruptcy under Chapter 11 of the  U.S. Bankruptcy Code in the United States Bankruptcy Court of the Northern  District of Illinois, Eastern Division (Case No. 01- 27610).  Since that time, the Company has been unable to adequately prepare the 10-QSBs for the second and third quarters of 2001, a 10-KSB for 2001 and the 10-QSBs for the first and second quarters of 2002. The Company will begin to file its reports required under the Securities Exchange Act of 1934 (the “Exchange Act”) as soon as the Company can obtain audited financial statements.

The Company has continued to file with the Bankruptcy Court its monthly Operating Reports. Until such time as the reports required under the Exchange Act can be prepared and filed, the Company will file the information contained in its Operating  Reports with the Securities and Exchange Commission under the cover of a Form 8-K. The Company's Operating Report for the month ending May 31, 2002, is provided under Item 7 of this Form 8-K.

The Company cautions investors not to place undue reliance upon the  information contained in the Operating Report. The Operating Report contains  unaudited information. There can be no assurance that, from the perspective of  an investor or potential investor, that the Operating Report is complete. Also, the Operating Report does not contain all of the information which would be reported in a periodic report filed pursuant to the Exchange Act.  Furthermore, the period covered by the Operating Report is shorter than the period covered by the required periodic reports under the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report, and the Company undertakes no obligations to  update or revise its Operating Reports.

Item 7. Financial Statements and Exhibits

CYTOMEDIX, INC.

CASE NUMBER 01 B 27610

FOR MONTH ENDING MAY 31, 2002

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

BEGINNING BALANCE IN ALL ACCOUNTS	$ 209,811
RECEIPTS: 1. Receipts from Operations 2. Other Receipts	21,603 156,330
DISBURSEMENTS: 3. Net Payroll a. Officers b. Others	23,704 5,499
4. Taxes a. Federal Income Taxes b. FICA Withholdings c. Employee Withholdings d. Employers FICA e. State Income Tax f. State Employee Withholdings g. All Other State Taxes	0 3,179 7,006 3,179 0 2,450 88
5. Necessary Expenses: a. Rent or Mortgage Payments b. Utilities c. Insurance - Health premiums d. Merchandise Bought for Manufacturers e. Other Necessary Expenses	3,000 0 2,453 0 90,173
TOTAL DISBURSEMENTS:	$140,731
NET RECEIPTS (DISBURSEMENTS) CURRENT PERIOD	$ 37,202
ENDING BALANCE (in bank account)	$247,013
ENDING BALANCE (in various/petty cash)	$ 0
ENDING BALANCE IN ALL ACCOUNTS	*$247,013

Note: Cash on hand includes $232,981 which represents the cash collateral of Curative Health services, Inc. & Waverly Investments LLC as described in the Debtors Cash Collateral Motions, for which use by the Debtor has not been authorized by the Court.

RECEIPTS LISTING

Receipt Date	Description	Amount
5/5/02	Turning Point Wound Care	$5,000
5/6/02	Methodist Hospital	6,750
5/6/02	De Puy Royalty payment	120,780
5/14/02	Deaconess Hospital	13,500
5/14/02	Methodist Hospital	3,375
5/14/02	Presbyterian Hospital	1,750
5/20/02	Cobra payment	403
5/23/02	Methodist Hospital	3,375
5/30/02	Deaconess Hospital	3,000
5/30/02	DIP Loan	20,000
	Total Receipts from Operations	$177,933

DISBURSEMENT LISTING

Disbursement Date	Description	Amount
5/1/02	Gray Cary - patent legal retainer	$ 2,000
5/1/02	D. Dee’s - travel expense payment	2,500
5/6/02	Judy Beriou - Marketing study	3,000
5/6/02	SHPS - Flex Spending admin fees	2,182
5/7/02	Business Network - rent and admin services	4,186
5/7/02	US Trustee	1,000
5/7/02	Guardian Health - insurance payment	2,453
5/7/02	J. Swink - travel advance	2,500
5/7/02	C. Fylling - travel advance	15,000
5/8/02	Winfield Laboratories - Clinical supplies	135
5/9/02	K. Smith - travel expenses	5,079
5/15/02	Paychex - payroll & taxes	23,591
5/17/02	D. Dees - travel expenses	2,000
5/17/02	Document Technologies Inc. - Plan of Reorg reproduction	10,322
5/17/02	R. Coleman & Associates - retainer	24,000
5/21/02	L. Wilcox Consulting Services Inc. - accounting	9,350
5/23/02	J. Beriou - travel expense	1,697
5/23/02	Minnesota Department of Revenue - payroll taxes	277
5/30/02	L. Wilcox Consulting Services Inc. - accounting	8,222
5/31/02	Paychex - payroll & taxes	21,237
-	TOTAL	$140,731

STATEMENT OF INVENTORY

Beginning Inventory	$0
Add: purchases	$0
Less: goods sold (cost basis)	$0
Ending Inventory	$0

PAYROLL INFORMATION STATEMENT

Gross Payroll for this period	$45,105
Payroll taxes due but unpaid ** (See Note under Tax Questionnaire)	$20,033

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/Lessor	Date regular payment is due	Amount of regular payment	Number of Payments Delinquent*	Amount Payments Delinquent*
-	-	-	-	-

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE

Beginning of month balance	$ 65,900
Add: sales on account	$ 21,603
Less: collections	$ 32,153
End of month balance	$ 55,350

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

ACCOUNTS PAYABLE

Beginning of month balance	$ 35,485
Add: credit extended**	$573,639
Less: payments on account	$ 2,182
End of month balance	$606,942

** Legal bills from Williams & Anderson and Robert F. Coleman for prior months (since pre-petition) received and recorded in May

TAX QUESTIONNAIRE

	YES	NO
Federal income taxes		X
FICA withholdings	X	X
Employee's withholdings	X	X
Employer's FICA	X	X
Federal unemployment taxes		X
State income taxes
State employee withholdings	X	X
All other state taxes

**Note: Cytomedix has prepared payroll tax returns for Q4 2001.  Cytomedix has paid 2002 payroll taxes.  Cytomedix made the final Q4 2001 tax payments in September 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytomedix, Inc.

/s/Kent Smith

Kent Smith

Chief Executive Officer

Date:   October 3, 2002